UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2023

Heart Test Laboratories, Inc.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-41422	26-1344466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Reserve Street, Suite 360
Southlake, Texas		76092
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 682 237-7781

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HSCS	The Nasdaq Stock Market LLC
Warrants	HSCSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 18, 2023, Heart Test Laboratories, Inc. (the “Company”) entered into an Equity Distribution Agreement (the “EDA”) with Maxim Group LLC (“Maxim Group”) as sales agent, pursuant to which the Company may offer and sell, from time to time, an aggregate of up to $3,250,000 of its shares of common stock, $0.001 par value per share (the “Shares”), in an “at the market offering” (as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended).

The Shares may be issued and sold from time to time through or to Maxim Group acting as sales agent or principal pursuant to the Company’s shelf Registration Statement on Form S-3 (File No. 333-274554), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 18, 2023 (the “Registration Statement”). As part of the Registration Statement, the Company filed a preliminary prospectus thereto (“Prospectus”) with respect to the Shares. Pursuant to General Instruction I.B.6 of Form S-3, the Company may not sell the shelf securities in a public primary offering with a value exceeding more than one-third of the aggregate market value of its voting and non-voting ordinary shares held by non-affiliates in any 12-month period as long as the aggregate market value of the Company’s outstanding ordinary shares held by non-affiliates is less than $75 million. The $3,250,000 of the Shares comprised of common stock that may be offered, issued and sold under the at the market offering prospectus is included in the $50,000,000 of securities that may be offered, issued and sold by the Company under the base prospectus. Sales of the Shares, if any, under a final prospectus may be made in transactions that are deemed to be “at the market offerings” pursuant to Rule 415 under the Securities Act of 1933, as amended. No Shares may be sold under the Prospectus until the Registration Statement has been declared effective by the SEC.

Under the EDA, Shares may be sold by any method permitted by law deemed to be an “at the market offering.” Maxim Group will also be able to sell Shares by any other method permitted by law, including in negotiated transactions with the Company’s prior written consent. Upon delivery of a placement notice and subject to the terms and conditions of the EDA, Maxim Group is required to use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of The Nasdaq Capital Market to sell the Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. Maxim Group is not under any obligation to purchase any of the Shares on a principal basis pursuant to the EDA. Maxim Group’s obligations to sell the Shares under the Sales Agreement are subject to satisfaction of certain conditions, including customary closing conditions.

The Sales Agreement contains representations, warranties and covenants that are customary for transactions of this type. The Company will pay Maxim Group a commission equal to 3.0% of the gross sales price per share for any Shares sold through Maxim Group under the EDA and reimburse Maxim Group’s legal fees and expenses up to $35,000 in connection with the preparation and entering into the EDA and/or establishment of the “at the market offering” plus up to $2,500 per calendar quarter. The Company has provided Maxim Group with customary indemnification and contribution rights. The EDA may be terminated by Maxim Group or the Company at any time upon notice to the other party as provided in the EDA, or by Maxim Group at any time in certain circumstances, including the occurrence of a material and adverse change in the Company’s business or financial condition that makes it impractical or inadvisable to market the Shares or to enforce contracts for the sale of the Shares.

This Current Report on 8-K (this “Report”) shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing description is a summary only, does not purport to set forth the complete terms of the EDA and is qualified in its entirety by reference to the EDA, incorporated by reference as Exhibit 1.2 to the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report on Form 8-K. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “continue,” “could,” “design,” “estimate,” “expect,” “may,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on factors that could cause the Company’s actual results to differ materially from the results anticipated by the Company’s forward-looking statements is included in the reports the Company has filed with the SEC, including our Annual Report and Quarterly Report on Form 10-K and Form 10-Q filed with the SEC. All information provided in this Current Report on Form 8-K is as of September 21, 2023, and the Company undertakes no duty to update this information unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1

Equity Distribution Agreement, dated as of September 18, 2023, by and between the Company and Maxim Group LLC (incorporated by reference to Exhibit 1.2 to the Company’s Registration Statement on Form S-3 filed on September 18, 2023).

Exhibit 104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEART TEST LABORATORIES, INC.

Date:	September 22, 2023	By:	/s/ Andrew Simpson
		Name: Title:	Andrew Simpson President, Chief Executive Officer, and Chairman of the Board